Exhibit 10.6

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION GRANT NOTICE AND AGREEMENT

Vir Biotechnology, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Incentive Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	«Participant_Name»

Grant Date:	«Grant_Date»

Vesting Commencement Date:	«Vesting_Commencement_Date»

Exercise Price per Share:	$«Exercise_Price»

Total Number of Shares Subject to Option:	«No_of_Shares»

Expiration Date:	«Expiration_Date»

Type of Option:	Incentive Stock Option

Vesting Schedule:	[Subject to Section 3(b), the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

VIR BIOTECHNOLOGY, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice, to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of any shares of Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any “parent corporation” of the Company within the meaning of Section 424(e) of the Code (“Parent”), or any “subsidiary corporation” within the meaning of Section 424(f) of the Code (“Subsidiary”), at all times during the period beginning on the Grant Date (as defined herein) and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock subject to “incentive stock options” which become exercisable for the first time by the Participant in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to Section 3(b), the Option shall vest and become exercisable over a [four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

4. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The provisions in the Plan regarding Termination shall apply to the Option, provided that, to the extent applicable, if the Participant’s employment agreement expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

10. No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

11. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 11 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

12. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

13. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

14. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Employer’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment with the Employer.

15. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

16. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

17. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

18. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

19. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

20. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☒ Nonqualified ☐

Option number and grant date:	[●] options – [●], 20

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of (a) that certain Right of First Refusal and Co-Sale Agreement dated as of August 25, 2017 (the “ROFR Agreement”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such ROFR Agreement may be amended or restated and (b) that certain Voting Agreement dated as of August 25, 2017 (the “Voting Agreement” and together with the ROFR Agreement, the “Agreements”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Agreements with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Agreements; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreements.

Any notice required or permitted by the Agreements will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (estimated withholding taxes).

☐ I have made arrangements with Vir Biotechnology, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, my option award agreement, the Agreements, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

THE SECURITIES REPRESENTED BY THIS NOTICE AND AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

INCENTIVE STOCK OPTION GRANT NOTICE AND AGREEMENT

Vir Biotechnology, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Incentive Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	«Participant_Name»

Grant Date:	«Grant_Date»

Vesting Commencement Date:	«Vesting_Commencement_Date»

Exercise Price per Share:	$«Exercise_Price»

Total Number of Shares Subject to Option:	«No_of_Shares»

Expiration Date:	«Expiration_Date»

Type of Option:	Incentive Stock Option

Vesting Schedule:	Subject to Section 3(b), [the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

VIR BIOTECHNOLOGY, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice, to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of any shares of Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any “parent corporation” of the Company within the meaning of Section 424(e) of the Code (“Parent”), or any “subsidiary corporation” within the meaning of Section 424(f) of the Code (“Subsidiary”), at all times during the period beginning on the Grant Date (as defined herein) and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock subject to “incentive stock options” which become exercisable for the first time by the Participant in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) [Subject to Section 3(b), the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

4. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The provisions in the Plan regarding Termination shall apply to the Option, provided that, to the extent applicable, if the Participant’s employment agreement expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

10. No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

11. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 11 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

12. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

13. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

14. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Employer’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment with the Employer.

15. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

16. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

17. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

18. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

19. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

20. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☒ Nonqualified ☐

Option number and grant date:	[●] options – [●], 20

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of (a) that certain Right of First Refusal and Co-Sale Agreement dated as of August 25, 2017 (the “ROFR Agreement”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such ROFR Agreement may be amended or restated and (b) that certain Voting Agreement dated as of August 25, 2017 (the “Voting Agreement” and together with the ROFR Agreement, the “Agreements”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Agreements with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Agreements; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreements.

Any notice required or permitted by the Agreements will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (estimated withholding taxes).

☐ I have made arrangements with Vir Biotechnology, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 4(a)(2) under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, my option award agreement, the Agreements, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

(g) I represent and warrant that I am an “accredited investor” within the meaning of Regulation D under the Securities Act. In addition, I either (a) have a preexisting personal or business relationship with the Company or its principals or (b) have substantial knowledge and experience in financial business smatters, have specific experience in making investment decisions of a similar nature, and am capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the shares of Common Stock and of evaluating the merits and risks of an investment in the shares of Common Stock and protecting my own interests in connection with this transaction.

[Name of Participant]

Address:

Telephone:
Attention:

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION GRANT NOTICE AND AGREEMENT

Vir Biotechnology, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Nonqualified Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonqualified Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	«Participant_Name»

Grant Date:	«Grant_Date»

Vesting Commencement Date:	«Vesting_Commencement_Date»

Exercise Price per Share:	$«Exercise_Price»

Total Number of Shares Subject to Option:	«No_of_Shares»

Expiration Date:	«Expiration_Date»

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Subject to Section 3(b), [the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

VIR BIOTECHNOLOGY, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice, to the Participant, as [an Eligible Employee][a Consultant] of the Company. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to Section 3(b), [the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 4 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

4. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. Except as otherwise provided in Section 3(a), the provisions in the Plan regarding Termination shall apply to the Option; provided, that, to the extent applicable, if the Participant’s employment agreement or consulting agreement expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

10. No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Company will employ or retain the Participant as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment or consulting contract, the employment or consulting contract shall govern and take priority.

11. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 11 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

12. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

13. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

14. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment or consultancy arrangement with the Company.

15. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

16. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

17. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

18. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

19. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

20. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☒

Option number and grant date:	[●] options – [●], 20__

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of (a) that certain Right of First Refusal and Co-Sale Agreement dated as of August 25, 2017 (the “ROFR Agreement”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such ROFR Agreement may be amended or restated and (b) that certain Voting Agreement dated as of August 25, 2017 (the “Voting Agreement” and together with the ROFR Agreement, the “Agreements”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Agreements with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Agreements; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreements.

Any notice required or permitted by the Agreements will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (aggregate exercise price).

Estimated withholding taxes:                                     $

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (estimated withholding taxes).

☐ I have made arrangements with Vir Biotechnology, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, my option award agreement, the Agreements, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

THE SECURITIES REPRESENTED BY THIS NOTICE AND AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NONQUALIFIED STOCK OPTION GRANT NOTICE AND AGREEMENT

Vir Biotechnology, Inc. (the “Company”), pursuant to its 2016 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Nonqualified Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonqualified Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	«Participant_Name»

Grant Date:	«Grant_Date»

Vesting Commencement Date:	«Vesting_Commencement_Date»

Exercise Price per Share:	$«Exercise_Price»

Total Number of Shares Subject to Option:	«No_of_Shares»

Expiration Date:	«Expiration_Date»

Type of Option:	Nonqualified Stock Option

Vesting Schedule:	Subject to Section 3(b), [the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

VIR BIOTECHNOLOGY, INC.	PARTICIPANT:

By:	By:
Print Name:	Print Name:
Title:	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth in the Grant Notice, to the Participant, as [an Eligible Employee][a Consultant] of the Company. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) [Subject to Section 3(b), the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, with 25% of the Option vesting on the one-year anniversary of the Vesting Commencement Date, and the remainder of the Option vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.]

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 4 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) making arrangements with the Company to have such taxes withheld from other compensation, to the extent permitted by the Committee.

4. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. Except as otherwise provided in Section 3(a), the provisions in the Plan regarding Termination shall apply to the Option; provided, that, to the extent applicable, if the Participant’s employment agreement or consulting agreement expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

5. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

6. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

7. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

9. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

10. No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Company will employ or retain the Participant as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment or consulting contract, the employment or consulting contract shall govern and take priority.

11. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 11 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

12. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

13. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

14. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment or consultancy arrangement with the Company.

15. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

16. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

17. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

18. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

19. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

20. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__

Vir Biotechnology, Inc.

499 Illinois Street, Floor 5

San Francisco, CA 94158

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☒

Option number and grant date:	[●] options – [●], 20__

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of (a) that certain Right of First Refusal and Co-Sale Agreement dated as of August 25, 2017 (the “ROFR Agreement”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such ROFR Agreement may be amended or restated and (b) that certain Voting Agreement dated as of August 25, 2017 (the “Voting Agreement” and together with the ROFR Agreement, the “Agreements”), by and among Vir Biotechnology, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Agreements with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Agreements; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Agreements.

Any notice required or permitted by the Agreements will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (aggregate exercise price).

Estimated withholding taxes:                                     $

☐ Attached is [cash, or] a check, bank draft or money order payable to Vir Biotechnology, Inc. in the amount of $             (estimated withholding taxes).

☐ I have made arrangements with Vir Biotechnology, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 4(a)(2) under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, my option award agreement, the Agreements, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

(g) I represent and warrant that I am an “accredited investor” within the meaning of Regulation D under the Securities Act. In addition, I either (a) have a preexisting personal or business relationship with the Company or its principals or (b) have substantial knowledge and experience in financial business smatters, have specific experience in making investment decisions of a similar nature, and am capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the shares of Common Stock and of evaluating the merits and risks of an investment in the shares of Common Stock and protecting my own interests in connection with this transaction.

[Name of Participant]

Address:

Telephone:
Attention:

VIR BIOTECHNOLOGY, INC.

RESTRICTED STOCK AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

This RESTRICTED STOCK AGREEMENT (“Agreement”) is effective as of [●], 20__ (the “Grant Date”), between Vir Biotechnology, Inc., a Delaware corporation (the “Company”), and [●] (the “Participant”).

Terms and Conditions

The Committee hereby grants to the Participant as [an Eligible Employee][a Consultant] of the Company or any of its Affiliates, as of [●], 20__ (the “Grant Date”), pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), the number of shares of the Company’s Common Stock set forth in Section 1 below. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with the Plan, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

21. Grant of Shares. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, effective as of the Grant Date, the Company hereby awards to the Participant [●] shares of its Common Stock. Such shares are subject to certain restrictions set forth in Section 2 hereof, which restrictions shall lapse at the times provided under Section 2(b) hereof. For the period during which such restrictions are in effect, the shares of Common Stock subject to such restrictions are referred to herein as the “Restricted Stock.” The Restricted Stock, in the sole discretion of the Committee, shall be evidenced by a certificate or be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant and such certificate or book entry (as applicable) shall be noted appropriately to record the restrictions on the Restricted Stock imposed hereby.

22. Restricted Stock.

(a) Rights as a Stockholder. Prior to the time the Restricted Stock is fully vested hereunder, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, “dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(b) Vesting. The Restricted Stock shall vest and cease to be Restricted Stock (but will remain subject to the terms of this Agreement and the Plan) over a four-year period commencing on the Grant Date, with 25% of the Restricted Stock vesting on the one-year anniversary of the Grant Date, and the remainder of the Restricted Stock vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date. There shall be no proportionate or partial vesting in the periods prior to the applicable vesting date(s) and all vesting shall occur only on the applicable vesting date(s).

(c) Forfeiture. The Participant shall forfeit to the Company, without compensation, any and all unvested Restricted Stock immediately upon the Participant’s Termination for any reason.

(d) Section 83(b). If the Participant properly elects (as permitted by section 83(b) of the Code) within thirty (30) days after the issuance of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Restricted Stock, the Participant shall deliver to the Company a signed copy of such election promptly after the making of such election, and shall pay to the Company or make arrangements satisfactory to the Company to pay to the Company upon such election, any federal, state, local or other taxes of any kind that the Company is required to withhold with respect to the Restricted Stock. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file timely and properly the election under section 83(b) of the Code and any corresponding provisions of state tax laws if he or she elects to utilize such election.

(e) Certificates. If, after the Grant Date, certificates are issued with respect to the shares of Restricted Stock, such issuance and delivery of certificates shall be made in accordance with the applicable terms of the Plan.

23. Certain Legal Restrictions. The Plan, this Agreement, the granting and vesting of the Restricted Stock, and any obligations of the Company under the Plan and this Agreement, shall be subject to all applicable federal, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed.

24. Change in Control. The provisions in the Plan regarding Change in Control shall apply to the Restricted Stock.

25. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Agreement and the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock, payment by the Participant of, any federal, state or local taxes required by law to be withheld.

26. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

27. Recoupment Policy. The Participant acknowledges and agrees that the Restricted Stock shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

28. No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Restricted Stock hereunder shall (a) guarantee that the Company will employ or retain the Participant as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment or consulting contract, the employment or consulting contract shall govern and take priority.

29. Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 10 below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the following address (or such other address as the party shall from time to time specify): (i) if to the Company, to its principal executive offices; and (ii) if to the Participant, to the address on file with the Company.

30. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of Restricted Stock and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

31. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

32. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment or consultancy arrangement with the Company.

33. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

34. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

35. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Restricted Stock shall be cancelled and terminated.

36. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

37. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

38. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by facsimile or other electronic signature is legal, valid and binding for all purposes.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

VIR BIOTECHNOLOGY, INC.

By:
Name:
Title:

PARTICIPANT

By:
Name:

Form of Restricted Stock Purchase Agreement

Last Updated February 2, 2017

VIR BIOTECHNOLOGY, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

PURSUANT TO THE

VIR BIOTECHNOLOGY, INC.

2016 EQUITY INCENTIVE PLAN

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of [●] by and between Vir Biotechnology, Inc., a Delaware corporation (the “Company”), and [●] (the “Purchaser”).

Terms and Conditions

The Committee hereby sells to the Purchaser as an Eligible Employee of the Company or any of its Affiliates, and the Purchaser agrees to purchase from the Company, as of the Closing (as defined in Section 2 below), pursuant to the Vir Biotechnology, Inc. 2016 Equity Incentive Plan, as amended from time to time (the “Plan”), the number of shares of the Company’s Common Stock set forth in Section 1 below. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Purchaser. By signing and returning this Agreement, the Purchaser acknowledges having received and read a copy of the Plan and agrees to comply with the Plan, this Agreement and all applicable laws and regulations.

In consideration of the mutual covenants and representations set forth below, the Company and the Purchaser agree as follows:

1. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Company on the Closing (as defined below) [●] shares of the Company’s Common Stock, par value $0.0001 per Share (the “Shares”), at a price of $0.19 per share (the “Purchase Price”), for an aggregate purchase price of $[●].

2. Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held on the date first set forth above, or at any other time mutually agreed upon by the Company and the Purchaser. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. Simultaneous with the Closing, Purchaser and the Company shall enter into that certain Loan and Security Agreement and Promissory Note, dated as of the Closing, pursuant to which the Company will loan to Purchaser the aggregate Purchase Price for the Shares, and the Company will issue, as promptly thereafter as practicable, a stock certificate, registered in the name of the Purchaser, reflecting the Shares.

3. Repurchase Option.

(a) Option. In the event the Purchaser’s Termination for any or no reason, including, without limitation, by reason of the Purchaser’s death or Disability, resignation or involuntary termination, the Company shall, from such time (as determined by the Company in its discretion), have the right, but not the obligation (the “Repurchase Option”), for a period of 90 days from the date of the Purchaser’s Termination, to repurchase any Shares which have not yet been released from the Repurchase Option (the “Unreleased Shares”) at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by the Company’s board of directors (the “Board”) in its sole discretion and (y) the Purchase Price (such lesser amount, the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or, in the event of the Purchaser’s death, the Purchaser’s executor and, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate

Repurchase Price, or (iii) by a combination of (i) and (ii) such that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

(b) Assignability. The Company in its sole discretion may assign all or part of the Repurchase Option to one or more employees, officers, directors or stockholders of the Company or other persons or organizations.

4. Release of Shares from Repurchase Option; Vesting.

(a) Vesting. Subject to the Purchaser not experiencing a Termination prior to each such date, the Shares shall be released from the Repurchase Option over a four-year period commencing on the date hereof, with 25% of the Shares vesting on the one-year anniversary of the date hereof, and the remainder of the Shares vesting in 36 equal installments beginning on the date that is the one-month anniversary of such one-year anniversary date, and each one-month anniversary date thereafter. In the event of the Purchaser’s Termination by the Company without “Cause” or by the Purchaser for “Good Reason” (each as defined in the Offer Letter), a number of Shares shall be released from the Repurchase Option equal to the number of Shares, if any, that would have been released from the Repurchase Option within [•] months of such Termination.

(b) Delivery of Released Shares. Subject to the provisions of Section 6, the Shares that have been released from the Company’s Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request.

5. Restrictions on Transfer.

(a) Investment Representations and Legend Requirements. The Purchaser hereby makes the investment representations listed on Exhibit A to the Company as of the date of this Agreement and as of the date of the Closing, and agrees that such representations are incorporated into this Agreement by this reference, such that the Company may rely on them in issuing the Shares and for any other lawful purpose. The Purchaser understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE

ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL, LOCK-UP PERIOD AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. The Purchaser agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Lock-Up Period. The Purchaser hereby agrees that the Purchaser shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or other securities of the Company, nor shall the Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company, during the period from the filing of the first registration statement of the Company filed under the Securities Act, that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. In the event that the Purchaser refuses to execute any such agreement, the Purchaser hereby agrees to comply with all of the transfer restrictions set forth above in this section for an additional 30 days beyond each 180-day (or other) period otherwise called for above. The Purchaser agrees that the Company may assign any or all of its rights under this section to the managing underwriter for any registered offering described in this section, and that such managing underwriter shall be able to further assign such rights in its sole discretion, in each case without any notice to or consent from the Purchaser being required. The Purchaser further agrees that any assignee of the Company’s rights under this section shall not be subject to any obligation of the Company set forth in this Agreement. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.

(e) Unreleased Shares. No Unreleased Shares subject to the Repurchase Option contained in Section 3 of this Agreement, nor any beneficial interest in such Shares, shall be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser, other than as expressly permitted or required by Section 3.

(f) Released Shares. No Shares purchased pursuant to this Agreement, nor any beneficial interest in such Shares, shall be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser or any subsequent transferee, other than in compliance with the Company’s right of first refusal provisions contained in the Company’s Bylaws.

(g) No Transfers to Bad Actors. The Purchaser agrees not to sell, assign, transfer, pledge, encumber or otherwise dispose of any securities of the Company, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Bad Actor Disqualifications”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. The Purchaser will promptly notify the Company in writing if the Purchaser or, to the Purchaser’s knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification.

(h) Restrictions Binding on Transferees. All transferees of Shares or any interest therein shall receive and hold such Shares or interest subject to all of the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

6. Escrow.

(a) Deposit. As security for the faithful performance of this Agreement, the Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit B attached to this Agreement, executed by the Purchaser and by the Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or to another designee of the Company (the “Escrow Agent”). These documents shall be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and the Purchaser set forth in Exhibit C attached to this Agreement, which instructions are incorporated into this Agreement by this reference, and which instructions shall also be delivered to the Escrow Agent after the Closing.

(b) Rights in Escrow Shares. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares. If, from time to time during the term of the Company’s Repurchase Option, there is any stock dividend, stock split or other change in the Shares, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall immediately become subject to this escrow, deposited with the Escrow Agent and included thereafter as “Shares” for purposes of this Agreement and the Company’s Repurchase Option.

7. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Code, taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT D AND THE PURCHASER (AND NOT THE COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS AGENTS TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.

8. General Provisions.

(a) Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

(b) Successors. The Company will require any successors or assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The terms of this Agreement and all of the rights of the parties hereunder will be binding upon, inure to the benefit of, and be enforceable by, the Purchaser’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

(c) Integration. This Agreement, including all exhibits hereto, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser and supersedes and replaces any and all prior written or oral agreements regarding the subject matter of this Agreement including, but not limited to, any representations made during any interviews, relocation discussions or negotiations whether written or oral.

(d) Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 8(e) below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the following address (or such other address as the party shall from time to time specify): (i) if to the Company, to Vir Biotechnology, Inc. at its then current headquarters, which shall initially be 4640 SW Macadam Avenue, Suite 130A, Portland, OR 97239 and, upon the establishment of an office in the State of California, at such address therein; and (ii) if to the Purchaser, to the address on file with the Company.

(e) Mode of Communications. The Purchaser agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of Restricted Stock and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Purchaser further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

(f) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

(g) Assignment; Transfers. Except as set forth in this Agreement, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Purchaser without the prior written consent of the Company. Any attempt by the Purchaser without such consent to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Except as set forth in this Agreement, any transfers in violation of any restriction upon transfer contained in any section of this Agreement shall be void, unless such restriction is waived in accordance with the terms of this Agreement.

(h) Purchaser Investment Representations and Further Documents. The Purchaser agrees upon request to execute any further documents or instruments necessary or reasonably desirable in the view of the Company to carry out the purposes or intent of this Agreement, including (but not limited to) the applicable exhibits and attachments to this Agreement.

(i) Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Purchaser pursuant to this Agreement or the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Purchaser of, any Federal, state or local taxes required by law to be withheld.

(j) No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Shares hereunder shall (a) guarantee that the Company will employ or retain the Purchaser as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Purchaser’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend the Offer Letter, and to the extent there is a conflict between this Agreement and the Offer Letter, the Offer Letter shall govern and take priority.

(k) Certain Legal Restrictions. The Plan, this Agreement, the purchase and vesting of the Shares, and any obligations of the Company under the Plan and this Agreement, shall be subject to all applicable federal, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed.

(l) Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Purchaser agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Restricted Stock shall be cancelled and terminated.

(m) No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

(n) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Purchaser with respect to the subject matter hereof.

(o) Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that the Purchaser delivers a fully executed copy of this Agreement (including the applicable exhibits and attachments to this Agreement) and full payment for the Shares to the Company, and until such time as the Purchaser disposes of the Shares in accordance with this Agreement. Upon such transfer, the Purchaser shall have no further rights as a holder of the Shares so purchased except (in the case of a transfer to the Company) the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

(p) Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made after the date of this Agreement.

(q) Employment at Will. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICES TO THE COMPANY AT WILL (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT BY THE COMPANY FOR THE VESTING PERIOD, OR FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PURCHASER’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

(r) Reliance on Counsel and Advisors. The Purchaser acknowledges that Proskauer Rose LLP is representing only the Company in this transaction. The Purchaser acknowledges that he or she has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with his or her own legal counsel, tax advisors and other advisors. The Purchaser is relying solely on his or her own counsel and advisors and not on any statements or representations of the Company or its agents for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

(s) Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

(t) Spousal Consent. If the Purchaser is a resident of Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, or the Commonwealth of Puerto Rico and is married on the date of this Agreement, the Purchaser’s spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit E hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Purchaser’s Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Purchaser should marry or remarry subsequent to the date of this Agreement, the Purchaser shall within ninety (90) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

(u) Recoupment Policy. The Purchaser acknowledges and agrees that the Restricted Stock shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

(v) Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

(w) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(signature page follows)

Form of Restricted Stock Purchase Agreement

Last Updated February 2, 2017

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. The Purchaser agrees to notify the Company of any change in his or her contact information below.

PURCHASER:

Signature

Print Name

Address:

Email

VIR BIOTECHNOLOGY, INC.

Signature

Print Name

Print Title

Address:

Exhibit A

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	[●]

COMPANY	:	Vir Biotechnology, Inc.

SECURITY	:	Common Stock

AMOUNT	:	[●] shares

DATE	:	[●]

In connection with the purchase of the above-listed shares, I, the undersigned purchaser, represent to the Company as follows:

1. The Company may rely on these representations. I understand that the Company’s sale of the shares to me has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Company believes, relying in part on my representations in this document, that an exemption from such registration requirement is available for such sale. I understand that the availability of this exemption depends upon the representations I am making to the Company in this document being true and correct.

2. I am purchasing for investment. I am purchasing the shares solely for investment purposes, and not for further distribution. My entire legal and beneficial ownership interest in the shares is being purchased and shall be held solely for my account, except to the extent I intend to hold the shares jointly with my spouse. I am not a party to, and do not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the shares. My investment intent is not limited to my present intention to hold the shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the shares, or for any other fixed period in the future.

3. I can protect my own interests. I can properly evaluate the merits and risks of an investment in the shares and can protect my own interests in this regard, whether by reason of my own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom I have consulted, or my preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons.

4. I am informed about the Company. I am sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the shares. I have had an opportunity to discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, and have received all information I deem appropriate for assessing the risk of an investment in the shares.

5. I recognize my economic risk. I realize that the purchase of the shares involves a high degree of risk, and that the Company’s future prospects are uncertain. I am able to hold the shares indefinitely if required, and am able to bear the loss of my entire investment in the shares.

6. I know that the shares are restricted securities. I understand that the shares are “restricted securities” in that the Company’s sale of the shares to me has not been registered under the Securities Act in reliance upon an exemption for non-public offerings. In this regard, I also understand and agree that:

1. I must hold the shares indefinitely, unless any subsequent proposed resale by me is registered under the Securities Act, or unless an exemption from registration is otherwise available (such as Rule 144);

2. the Company is under no obligation to register any subsequent proposed resale of the shares by me; and

3. the certificate evidencing the shares will be imprinted with a legend which prohibits the transfer of the shares unless such transfer is registered or such registration is not required in the opinion of counsel for the Company.

7. I am familiar with Rule 144. I am familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the shares acquired from an issuer in a non-public offering. I understand that my ability to sell the shares under Rule 144 in the future is uncertain, and may depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than a specified period after my purchase and full payment (within the meaning of Rule 144) for the shares; and (iii) if I am an affiliate of the Company (A) the sale being made in an unsolicited “broker’s transaction”, transactions directly with a market maker or riskless principal transactions, as those terms are defined under the Securities Exchange Act of 1934, as amended, (B) the amount of shares being sold during any three-month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

8. I know that Rule 144 may never be available. I understand that the requirements of Rule 144 may never be met, and that the shares may never be saleable under the rule. I further understand that at the time I wish to sell the shares, there may be no public market for the Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which may preclude me from selling the shares under Rule 144 even if the relevant holding period had been satisfied.

9. I know that I am subject to further restrictions on resale. I understand that in the event Rule 144 is not available to me, any future proposed sale of any of the shares by me will not be possible without prior registration under the Securities Act, compliance with some other registration exemption (which may or may not be available), or each of the following: (i) my written notice to the Company containing detailed information regarding the proposed sale, (ii) providing an opinion of my counsel to the effect that such sale will not require registration, and (iii) the Company notifying me in writing that its counsel concurs in such opinion. I understand that neither the Company nor its counsel is obligated to provide me with any such opinion. I understand that although Rule 144 is not exclusive, the Staff of the SEC has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

10. I know that I may have tax liability due to the uncertain value of the shares. I understand that the board of directors believes its valuation of the shares represents a fair appraisal of their worth, but that it remains possible that, with the benefit of hindsight, the Internal Revenue Service may successfully assert that the value of the shares on the date of my purchase is substantially greater than the board of directors’ appraisal. I understand that any additional value ascribed to the shares by such an IRS determination will constitute ordinary income to me as of the purchase date, and that any additional taxes and interest due as a result will be my sole responsibility payable only by me, and that the Company need not and will not reimburse me for that tax liability.

11. Residence. The address of my principal residence is set forth on the signature page below.

12. No “bad actor” disqualification events. Neither I nor any person that would be deemed a beneficial owner of the shares (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(l)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(h) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the purchase or acquisition of the shares, in writing in reasonable detail to the Company.

By signing below, I acknowledge my agreement with each of the statements contained in this Investment Representation Statement as of the date first set forth above, and my intent for the Company to rely on such statements in issuing the shares to me.

Purchaser’s Signature

Print Name

Address of the Purchaser’s principal residence:

Exhibit B

STOCK POWER AND ASSIGNMENT

SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of [●], the undersigned hereby sells, assigns and transfers unto                     ,                      (            ) shares of Common Stock of Vir Biotechnology, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate number              delivered herewith, and does hereby irrevocably constitute and appoint                      as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

(Signature)

(Print Name)

(Spouse’s Signature, if any)

(Print Name)

This Assignment Separate From Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and the above corporation, dated as of [●].

Instruction: Please do not fill in any blanks other than the signature and name lines.

Exhibit C

JOINT ESCROW INSTRUCTIONS

[●]

Vir Biotechnology, Inc.

Attn: Secretary

4640 SW Macadam

Avenue, Suite 130A, Portland, OR 97239

Dear Secretary:

As Escrow Agent for both Vir Biotechnology, Inc., a Delaware corporation (the “Company”), and [●] (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”), dated as of [●], to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Repurchase Option set forth in the Agreement, the Company shall give to the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. The Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or such other form of consideration mutually agreed to by the parties) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

3. The Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, the Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of the Purchaser after each successive one-year period from the date of the Agreement, unless the Repurchase Option has been exercised, you will deliver to the Purchaser a certificate or certificates representing so many shares of stock remaining in escrow as are not then subject to the Repurchase Option. On or prior to the date that is 95 days after the date the Purchaser’s status as a service provider (as defined in the Agreement) to the Company terminates, you will deliver to the Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to the exercise of the Repurchase Option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Purchaser, you shall deliver all of same to the Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. The Company and the Purchaser hereby jointly and severally expressly agree to indemnify and hold harmless you and your designees against any and all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys’ fees and expenses of investigation and defense incurred or suffered by you and your designees, directly or indirectly, as a result of any of your actions or omissions or those of your designees while acting in good faith and in the exercise of your judgment under the Agreement, these Joint Escrow Instructions, exhibits hereto or written instructions from the Company or the Purchaser hereunder.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall reimburse you for any such disbursements.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. You are expressly authorized to delegate your duties as Escrow Agent hereunder to the law firm of Proskauer Rose LLP or any other law firm, which delegation, if any, may change from time to time and shall survive your resignation as Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or four days following deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid and return receipt requested, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:	Vir Biotechnology, Inc.
4640 SW Macadam Avenue, Suite 130A,
Portland, OR 97239
Attn: Secretary

PURCHASER:

ESCROW AGENT:	Secretary

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

[Signature page follows]

Very truly yours,

VIR BIOTECHNOLOGY, INC.

By:

Print Name:

Title:

PURCHASER:

[●]

(signature)

ESCROW AGENT:

Name:
Title: Secretary

IF YOU WISH TO MAKE A SECTION 83(B)

ELECTION, THE FILING OF SUCH

ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS

SECTION 83(B) ELECTION IS ATTACHED

TO THIS AGREEMENT AS EXHIBIT D.

YOU MUST FILE THIS FORM WITHIN 30

DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY OR ANY OF

ITS AGENTS) SHALL BE SOLELY

RESPONSIBLE FOR FILING SUCH FORM

WITH THE IRS, EVEN IF YOU REQUEST

THE COMPANY OR ITS AGENTS TO MAKE

THIS FILING ON YOUR BEHALF AND EVEN

IF THE COMPANY OR ITS AGENTS HAVE

PREVIOUSLY MADE THIS FILING ON YOUR

BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov

Exhibit D

ELECTION UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him or her in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: ______________	SPOUSE: ______________

TAXPAYER’S ADDRESS: ______________________________________

TAXPAYER ID #: _________________	SPOUSE’S ID #: ____________

2. The property with respect to which the election is made is described as follows:                      shares (the “Shares”) of the Common Stock of Vir Biotechnology, Inc. (the “Company”).

3. The date on which the property was transferred is:                      , ______.

4. The property is subject to the following restrictions: The Shares may be repurchased by the Company, or its assignee, upon the occurrence of certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $            .

6. The amount, if any, paid for such property: $            .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	_____________________________
, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
_____________________________
, Spouse of Taxpayer

Exhibit E

CONSENT OF SPOUSE

I, [NAME], spouse of [●], have read and approve of the foregoing Restricted Stock Purchase Agreement, dated as of [●], together with all exhibits and attachments thereto (collectively, the “Agreement”), by and between my spouse and Vir Biotechnology, Inc., a Delaware corporation (the “Company”). In consideration of the Company’s granting of the right to [●] to purchase [●] shares of Common Stock of the Company as set forth in the Agreement, I hereby appoint [●] as my attorney-in-fact in respect to the exercise or waiver of any rights under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of California, or under similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: [●]

(Signature)

(Print Name)